UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 -------------
                                   FORM 8-K
                                 -------------

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 22, 2007
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
             Florida Power & Light Company                                  FPL Recovery Funding LLC
(Exact name of registrant as specified in its charter)      (Exact name of registrant as specified in its charter)

                  State of Florida                                              State of Delaware
   (State or other jurisdiction of incorporation)                (State or other jurisdiction of incorporation)
                     333-141357                                                   333-141357-01
             (Commission File Number)                                       (Commission File Number)

                      59-0247775                                                    77-0679907
         (IRS Employer Identification No.)                                (IRS Employer Identification No.)

                700 Universe Boulevard                                         700 Universe Boulevard
                  Juno Beach, Florida                                           Juno Beach, Florida
       (Address of principal executive offices)                        (Address of principal executive offices)

                         33408                                                            33408
                       (Zip Code)                                                      (Zip Code)

         Registrant's telephone number,                                    Registrant's telephone number,
       including area code (561) 694-4000                               including area code (561) 694-4000


        (Former name or former address, if changed since last report.)
                         -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits
           ---------------------------------
(a) Not applicable.
(b) Not applicable.
(c) Not applicable
(d) Exhibits:
         5.1    Opinion of Sidley Austin LLP with respect to legality.
         8.1 Opinion of Sidley Austin LLP with respect to federal tax matters.
         8.2 Opinion of Squire, Sanders & Dempsey L.L.P. with respect to state tax matters.
         23.1 Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1, 8.1 and 99.6).
         23.2 Consent of Squire, Sanders & Dempsey L.L.P. (included in its opinions filed as Exhibits 8.2 and 99.7).
         99.6 Opinion of Sidley Austin LLP with respect to federal constitutional matters.
         99.7 Opinion of Squire, Sanders & Dempsey L.L.P. with respect to Florida constitutional matters.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Florida Power & Light Company

                                  By: /s/ Edward F. Tancer
                                     ----------------------------
                                     Edward F. Tancer
                                     Senior Vice President & General Counsel

                                  FPL Recovery Funding LLC

                                  By: /s/ Edward F. Tancer
                                     ----------------------------
                                     Edward F. Tancer
                                     Manager


Date: May 25, 2007

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                                 EXHIBIT INDEX

Exhibit No.    Description of Exhibit
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5.1            Opinion of Sidley Austin LLP with respect to legality.
8.1            Opinion of Sidley Austin LLP with respect to federal tax matters.
8.2            Opinion of Squire, Sanders & Dempsey L.L.P. with respect to state tax matters.
23.1           Consent of Sidley Austin LLP (included in its opinions filed as
               Exhibits 5.1, 8.1 and 99.6).
23.2           Consent of Squire, Sanders & Dempsey L.L.P. (included in its opinions filed as Exhibits 8.2 and 99.7).
99.6           Opinion of Sidley Austin LLP with respect to federal
               constitutional matters.
99.7           Opinion of Squire, Sanders & Dempsey L.L.P. with respect to
               Florida constitutional matters.